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                                                               EXHIBIT 23.1



                                  [LETTERHEAD]








                         CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Registration Statements No. 333-39833 and 333-39835 of Track 'n Trail on Form S-8 of our report dated February 24, 1998, appearing in the Annual Report on Form 10-K of Track 'n Trail for the year ended December 27, 1997.



                                          /s/ COOPERS & LYBRAND L.L.P.


Sacramento, California
March 19, 1998